                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Eric T. Steigerwalt
          Chairman of the Board, President and Chief Executive Officer
                                 and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2014.

/s/ Eric T. Steigerwalt
------------------------------
Eric T. Steigerwalt

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Norse N. Blazzard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of February, 2014.

/s/ Norse N. Blazzard
------------------------------
Norse N. Blazzard

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 Kumar Das Gupta
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 2014.

/s/ Kumar Das Gupta
------------------------------
Kumar Das Gupta

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Robert L. Davidow
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 2014.

/s/ Robert L. Davidow
------------------------------
Robert L. Davidow

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Elizabeth M. Forget
                      Director and Executive Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2014.

/s/ Elizabeth M. Forget
------------------------------
Elizabeth M. Forget

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Richard A. Hemmings
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2014.

/s/ Richard A. Hemmings
------------------------------
Richard A. Hemmings

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Lisa S. Kuklinski
                           Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie
C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2014.

/s/ Lisa S. Kuklinski
------------------------------
Lisa S. Kuklinski

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Dina R. Lumerman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dina R. Lumerman, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2014.

/s/ Dina R. Lumerman
------------------------------
Dina R. Lumerman

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Richard C. Pearson
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of February, 2014.

/s/ Richard C. Pearson
------------------------------
Richard C. Pearson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 Thomas A. Price
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2014.

/s/ Thomas A. Price
------------------------------
Thomas A. Price

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Thomas J. Skelly
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 2014.

/s/ Thomas J. Skelly
------------------------------
Thomas J. Skelly

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Peter M. Carlson
              Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of April, 2014.

/s/ Peter M. Carlson
------------------------------
Peter M. Carlson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 James J. Reilly
                             Vice President- Finance

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, the Vice President-Finance of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, John E. Connolly, Jr. and Marie
C. Swift, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statement(s) and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to the new variable annuity contract (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of February, 2014.

/s/ James J. Reilly
------------------------------
James J. Reilly